Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 USC 1350)

I, Kimberly A. Hennessey, the Chief Executive Officer, President and Chief Financial Officer of Cassidy Media, Inc., do hereby certify that the Annual Report of Cassidy Media, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2007	/s/ Kimberly A. Hennessey
Kimberly A. Hennessey
Chief Executive Officer, President and Chief Financial Officer (Principal Executive and Financial Officer)